UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 19, 2024

Piedmont Lithium Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38427	36-4996461
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

42 E Catawba Street
Belmont, North Carolina 28012
(Address of principal executive offices and zip code)

(704) 461-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock $0.0001 par value per share	PLL	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 18, 2024, Piedmont Lithium Inc., a Delaware corporation (“Piedmont”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sayona Mining Limited, an Australian public company limited by shares (“Sayona”), and Shock MergerCo Inc., a Delaware corporation and a wholly owned subsidiary of Sayona (“Merger Sub”).

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time (the “Effective Time”) of the Merger, Merger Sub will be merged with and into Piedmont, with Piedmont continuing as the surviving company (the “Merger”). The boards of directors of Piedmont, Sayona and Merger Sub, in each case, have approved the Merger Agreement and the transactions contemplated thereby. The parties to the Merger Agreement intend the Merger to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Merger Consideration

Pursuant to and subject to the terms of the Merger Agreement, at the Effective Time,

•
each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one fully paid and nonassessable share of common stock, par value US$0.0001 per share, of Piedmont;

•
each share of common stock, par value US$0.0001 per share, of Piedmont, including any shares in respect of which a CHESS Depositary Interests representing shares of Piedmont Common Stock (“Piedmont CDI”) has been issued (“Piedmont Common Stock”), issued and outstanding immediately prior to the Effective Time (excluding (i) any shares held by Piedmont as treasury shares or by Sayona or Merger Sub immediately prior to the Effective Time, in each case, not held on behalf of third parties, and (ii) any shares that are owned by any direct or indirect subsidiary of Piedmont or Sayona (other than Merger Sub)) (collectively, the “Eligible Shares”) shall be converted into the right to receive from Sayona:

◾
in the case of a Piedmont CDI, a number of ordinary shares in the capital of Sayona (“Sayona Ordinary Shares”) equal to the product of (1) the fraction of a share of Piedmont Common Stock then represented by such Piedmont CDI and (2) the Exchange Ratio; or

◾
in the case of an Eligible Share other than a Piedmont CDI, a number of American depositary shares representing Sayona Ordinary Shares (“Sayona ADSs”) representing the product of (1) the Exchange Ratio and (2) the number of Sayona Ordinary Shares then represented by Sayona ADSs;

•
each then outstanding restricted stock unit award granted pursuant to the Piedmont Stock Incentive Plan (as defined in the Merger Agreement) (each, a “Piedmont RSU Award”) shall be converted automatically into a restricted stock unit award of Sayona (each, an “Adjusted RSU Award”) comprising the number of Sayona Ordinary Shares or Sayona ADSs, as applicable, equal to the product of (i) the number of shares of Piedmont Common Stock subject to such Piedmont RSU Award immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio (as defined below), with any fractional shares rounded up to the nearest whole share;

•
each then outstanding option to purchase Piedmont Common Stock granted pursuant to the Piedmont Stock Incentive Plan (each, a “Piedmont Option Award”) shall be converted automatically into an option (an “Adjusted Option Award”) to purchase the number of Sayona Ordinary Shares (rounded up to the nearest whole number of Sayona Ordinary Shares) equal to the product of (i) the number of shares of Piedmont Common Stock subject to such Piedmont Option Award immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio.

The Exchange Ratio shall be 527.

Fees and Expenses

Except with respect to (i) the charges and expenses, including those of the Exchange Agent and the Depositary Bank, in connection with the exchange of Eligible Shares pursuant to the Merger Agreement, which shall be paid by Sayona, and (ii) the filing fee associated with the filings required by the Merger Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or to the Committee on Foreign Investment, which, in each case, shall be paid 50% by Piedmont and 50% by Shock, each party shall pay its own expenses incidental to preparing for, entering into and carrying out the Merger Agreement and the consummation of the transactions contemplated thereby, whether or not the Merger is consummated. Except as provided in the Merger Agreement, all transfer, documentary, sales, use, stamp, registration and other similar taxes and fees imposed with respect to, or as a result of, the Merger shall be borne by Sayona or Piedmont.

Representations, Warranties and Covenants

The Merger Agreement includes certain representations, warranties and covenants of Piedmont, Sayona and Merger Sub, including, among other things, covenants by Piedmont and Sayona to each use its reasonable best efforts to conduct its business in the ordinary course, including by using its reasonable best efforts to preserve substantially intact its present business organization, goodwill and assets, during the period between the execution of the Merger Agreement and the earlier of the Effective Time and the termination of the Merger Agreement in accordance with its terms.

Subject to certain exceptions provided for in the Merger Agreement, each of Piedmont and Sayona has agreed to non-solicitation obligations with respect to any third-party acquisition proposals and has agreed to certain restrictions on its and its representatives’ (as well as its subsidiaries and its subsidiaries’ representatives’) ability to respond to any such proposals. In addition, the board of directors of Piedmont and Sayona have each agreed to recommend that the holders of Piedmont Common Stock and holders of Sayona Ordinary Shares, as applicable, vote in favor of the adoption and approval of the Merger Agreement, subject to the right to change its recommendation in response to a Piedmont Change of Recommendation, Piedmont Superior Proposal or a Piedmont Intervening Event, or Sayona Change of Recommendation, Sayona Superior Proposal or a Sayona Intervening Event (each as defined in the Merger Agreement), as applicable. In the event that Piedmont or Sayona changes its recommendation prior to obtaining approval by its stockholders, the other party has the right to terminate the Merger Agreement.

Conditions to the Merger

Consummation of the Merger, which is expected to occur in the second quarter of 2025, is subject to certain closing conditions, including (1) requisite approvals of Piedmont’s stockholders and Sayona’s shareholders of the Merger Agreement, (2) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), (3) the absence of certain enumerated legal impediments to the consummation of the Merger, (4) effectiveness of the registration statement for the Sayona Ordinary Shares and Sayona ADSs to be issued as consideration in the merger and the related Form F-6, (5) the authorization to list the Sayona ADSs and Sayona Ordinary Shares issuable pursuant to the Merger Agreement on the Nasdaq Capital Market and the ASX Limited ABN 98 008 624 691 (“ASX”), respectively, and (6) required approvals from ASX and the Australian Securities and Investments Commission.

Termination

The Merger Agreement contains certain termination rights in favor of Sayona and Piedmont, including if the Merger is not consummated on or before September 30, 2025 or if the requisite approvals of Sayona shareholders and Piedmont stockholders are not obtained.

Support Agreements

Concurrently, and in connection with the execution of the Merger Agreement, each director of Piedmont entered into a support agreement with Piedmont to vote all of their shares of Piedmont Common Stock in favor of the adoption and approval of the Merger Agreement and approval of the transactions contemplated thereby (collectively, the “Support Agreements”), subject to the exercise of their fiduciary duties.

General

The foregoing summary descriptions of the Merger Agreement, Support Agreements and the transactions contemplated thereby are subject to and qualified in its entirety by reference to the Merger Agreement and the form of Support Agreement, copies of which are filed as Exhibit 2.1 and 10.1, respectively to this Current Report on Form 8-K (this “Current Report”), the terms of which are incorporated herein by reference. The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

Item 7.01. Regulation FD Disclosure.

On November 18, 2024, Piedmont issued a press release announcing the execution of the Merger Agreement. The press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference.

Furnished as Exhibit 99.2 hereto and incorporated herein by reference is an investor presentation released by Piedmont and Sayona in connection with the Merger.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “contemplate,” “predict,” “forecast,” “likely,” “believe,” “target,” “will,” “could,” “would,” “should,” “potential,” “may” and similar expressions or their negative, may, but are not necessary to, identify forward-looking statements.

Such forward-looking statements, including those regarding the timing, consummation and anticipated benefits of the transactions described herein, involve risks and uncertainties. Piedmont’s experience and results may differ materially from the experience and results anticipated in such statements. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals of the transaction from the stockholders of Piedmont or from regulators (including from the Australian court hearing) are not obtained; litigation relating to the transaction; uncertainties as to the timing of the consummation of the transaction and the ability of Piedmont to consummate the transaction; risks that the proposed transaction disrupts the current plans or operations of Piedmont; the ability of Piedmont to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the transaction; Piedmont’s ability to achieve the synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the existing businesses; the impact of overall industry and general economic conditions, including inflation, interest rates and related monetary policy by governments in response to inflation; ability of Piedmont to commercially extract mineral deposits; risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions); uncertainty about Piedmont’s ability to obtain required capital to execute its business plan; changes in the market prices of lithium and lithium products; changes in technology or the development of substitute products; geopolitical events, and regulatory, economic and other risks associated therewith, as well as broader macroeconomic conditions. Other factors that might cause such a difference include those discussed in Piedmont’s filings with the Securities and Exchange Commission (the “SEC”), which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the proxy statement to be filed in connection with the proposed transaction. For more information, see the section entitled “Risk Factors” and the forward looking statements disclosure contained in Piedmont’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by the ASX Listing Rules, federal securities laws and rules and regulations of the SEC, Piedmont undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the Merger, Piedmont intends to file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. Piedmont also plans to file other relevant documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, PIEDMONT’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain free copies of these documents (if and when available), and other documents containing important information about Piedmont and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Piedmont will be available free of charge on Piedmont’s website at www.piedmontlithium.com or by contacting Piedmont’s Investor Relations Department by email at esanders@piedmontlithium.com or by phone at +1 (704) 575-2549.

Participants in the Solicitation

Piedmont and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Piedmont is set forth in Piedmont’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024, and Piedmont’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 29, 2024. You can obtain a free copy of these documents from Piedmont using the contact information above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available before making any voting decisions. You may obtain free copies of these documents from Piedmont using the contact information indicated above.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed transaction will be implemented solely pursuant to the terms and conditions of the arrangement agreement, which contain the full terms and conditions of the proposed transaction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated as of November 18, 2024, by and among Piedmont Lithium Inc., Sayona Mining Limited, and Shock MergerCo Inc.

10.1†	Form of Support Agreement

99.1	Press Release, issued on November 19, 2024

99.2	Investor Presentation, dated November 19, 2024

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

†
Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIEDMONT LITHIUM INC.

Date: November 19, 2024	By:	/s/ Keith Phillips
	Name:	Keith Phillips
	Title:	President and Chief Executive Officer